Investor Presentation Ticker: EGBN EagleBankCorp.com November 2021

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: David G. Danielson P 240-552-9534 E ddanielson@eaglebankcorp.com

Experienced Senior Management Team 3 Susan Riel CEO & President, Eagle Bancorp & EagleBank 45 years in banking 24 years with EGBN Charles Levingston EVP & Chief Financial Officer, Eagle Bancorp & EagleBank 21 years in banking 9 years with EGBN Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. Chief Executive Officer of the Bank and Company, and formerly Chief Operating Officer. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Janice Williams EVP, Eagle Bancorp; Senior EVP & Chief Credit Officer, EagleBank 27 years in banking 18 years with EGBN Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Senior Management Team 4 Joined EagleBank in June 2020 as the Chief Risk Officer. Prior to this, he was Managing Director for the Risk and Finance Advisory Practice in Deloitte’s Banking and Capital Markets Group, where he focused on the development of ERM and risk-category-specific governance structures and management frameworks. He also served as Managing Director at FTI Consulting. He holds a B.S. in Finance and Accounting and an M.S. in Finance-Investments and Capital Markets from the University of Wisconsin, Madison. Joined EagleBank in January 2020 as the Chief Legal Officer. He is responsible for all legal and compliance oversight at the bank. Mr. Saltzman was recently a Partner in the Banking and Financial Institutions Advisory Practice at White & Case and Vice Chairman at Deutsche Bank, where he helped lead capital stress testing, regulatory remediation and transaction banking in the Americas region. He holds a B.A. from Clark University and a J.D. from Boston University School of Law. Jeff Curry EVP & Chief Risk Officer, Eagle Bancorp & EagleBank 43 years in financial services 1 year with EGBN Paul Saltzman EVP & Chief Legal Officer, Eagle Bancorp & EagleBank 36 years in financial services 1 year with EGBN Lindsey Rheaume EVP, Eagle Bancorp; EVP & Chief Commercial & Industrial Lending Officer, EagleBank 36 years in banking 6 years with EGBN Antonio Marquez EVP, Eagle Bancorp; Senior EVP & President of Commercial Banking, EagleBank 36 years in banking 10 years with EGBN Joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, he established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Joined EagleBank as Chief C&I Lending Officer in December 2014. Prior to this, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America. Joe Clarke EVP & Chief Operating Officer, EagleBank 28 years in financial services 13 years with EGBN Joined EagleBank in 2008. Previously, he held various operational and sales roles at EagleBank including Chief Deposit Sales Officer, Chief Deposit & Treasury Services Officer, Strategic Initiatives Officer, Assistant to the Chief Operating Officer and Retail Banking Manager. In addition to representing the Bank as a Board Member of the Maryland Bankers Association, he is a member of EagleBank's Diversity, Equity & Inclusion Council. He is very active in the local Washington, DC community and serves as Board Chair for Hope Connections for Cancer Support.

Board Focused on Vision and Oversight



Matthew Brockwell

Director, Chair – Governance & Nominating Committee

1 year with EGBN

Former Audit Partner at PricewaterhouseCoopers LLP (PwC). His practice included both SEC registered and privately held companies



Steve Freidkin

Director

<1 years with EGBN

CEO/founder of Ntiva, Inc., a technology firm that provides businesses with advanced technology expertise and support.



Ernie Jarvis

Director

<1 years with EGBN

Managing Principal of Jarvis Commercial Real Estate, Previously, Jarvis was with First Potomac Realty Trust and CBRE.



Theresa LaPlaca

Director, Chair - Risk Committee

2 years with EGBN

Former EVP and Head of the Conduct Risk Management Group and a member of the Management Committee at Wells Fargo & Co. Prior to that she was the CFO of Wells Fargo's Wealth and Investment Management businesses.



Leslie Ludwig

Director, Chair - Compensation Committee

4 years with EGBN

Co-founder of L&L Advisors, a commercial real estate consulting firm, and retired Partner and Chair of the Management Committee at JBG Smith (formerly JBG Companies)



Norman Pozez

Executive Chair - Board of Directors

13 years with EGBN

Chairman & CEO of the Uniwest Companies which is comprised of four operating companies related to the real estate and construction industry.



Kathy Raffa

Director, Chair - Audit Committee

6 years with EGBN

President of Raffa, PC, a top 100 accounting firm based in Washington, D.C., until its 2018 merger with Marcum, LLP. She currently serves as the Office Managing Partner for Marcum's Washington, D.C. region offices.



Susan Riel

Director, President & CEO

24 years with EGBN

Prior to becoming CEO in 2019, was a Sr. EVP/COO of the Bank, and EVP of the Company. Joined the Company in 1998, and has been a member of the Company Board of Directors since 2017.



James Soltesz

Director

14 years with EGBN

Chief Executive Officer of Soltesz, Inc., an engineering and consulting firm, since 2006.



Benjamin Soto

Director

15 years with EGBN

Principal of Premium Title and Escrow, LLC, a Washington, D.C.-based full service title company and is a real estate transactions attorney.

EAGLE BANCORP, INC.

5

Summary Statistics 6 Total Assets $ billion Total Loans $ billion Total Deposits $ billion Tangible Common Equity $ billion Shares Outstanding 31,947,458 Market Capitalization $1.9 billion Tangible Book Value per Common Share $38.39 Institutional Ownership 77% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data at September 30, 2021 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices. (2) Based on closing price of $58.03 per share on November 4, 2021. (1) (1) (2)

Our Story 7 *As of September 30, 2021. **Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Note: TBVPS is adjusted for - 5:4 stock split 3/31/2000, 7:5 stock split 6/15/2001, 1.3:1 stock split 2/28/2005; 1.3:1 stock split 7/5/2006; 10% stock dividend 10/1/2008 and 10% stock dividend 6/14/2013.

Investment Rationale 8 Solid capitalization and conservative capital management Well-managed asset quality Above average peer returns (ROAA) Superior efficiency with limited branch network Recognized expertise in CRE, C&I and residential mortgage lending Strategically positioned in one of the most attractive markets in the U.S. Dedicated, diverse and experienced Board focused on vision and governance

Current Year Highlights 9 • Performance: – ROAA 1.56% / ROACE 13.98% / ROATCE 15.21%(1) (all YTD) – Includes reserves releases for credit losses of $14.4 million (YTD) • Shareholders: – Raised Quarterly Dividend to $0.40 (3Q 2021) / Dividend Yield 2.76%(2) / Payout Ratio 29% (3Q 2021) – Book value per share up 6.7% / TBVPS up 7.4% (all YTD) • Expense management: – Efficiency 39.8%(1) (YTD) – Closed 2 branches (2Q & 3Q 2021) and redeemed $150 million subordinated debt (3Q 2021) • Loans: – NPAs-to-Assets 0.31% (9/30/2021) / Annualized NCO-to-Loans 0.22% (YTD) – Loans (ex. PPP) (1) down $178 million / Unfunded Commitments up $347 million (3/31/2021 to 9/30/2021) – Loan Yield (adj.) (1) 4.54% (3Q 2021) • Deposits: – Non-interest Bearing Deposits-to-Deposits 29% (9/30/2021) / Cost of Funds 0.35% (3Q 2021) (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices. (2) Based on closing price of $58.03 per share on November 4, 2021.

Attractive & Resilient Market 10 • Washington DC MSA – Market is the 6th largest in the U.S. – Population of 6.3 million with a projected annual growth rate of 0.8% through 2026 – Workforce of 3.4 million – 2021 median household income of $109,000 vs. $68,000 U.S. – Unemployment of 4.1% (Sept.) vs. Nationwide 4.6% (Oct.) • Business strength of market – Two largest industries less impacted by COVID ▪ Federal government & government contracting ▪ Professional services – Major presence by technology, medical and educational institutions – Home to 17 Fortune 500 companies – Ongoing large construction projects – Top 25 projects total estimated cost of $14.5 billion (up from $12.6 billion prior year)* – #1 location for data centers (Dulles corridor) *Washington Business Journal 8/6/2021 and 8/7/2020. Sources: US Bureau of Labor Statistics, S&P Global Market Intelligence, Washington Business Journal Book of Lists, Washington Post, Fortune .

Limited Network of Offices 11 Branch Lending Offices Offices Virginia 7 1 Maryland 6 3 Washington, DC 5 1 Total 18 5

Local Leader in Deposit Share

Rank	Local HQ Rank	Company Name	Headquarters City, State	# of Branches	Average Deposits Per Branch	June 30, 2020 Deposits	June 30, 2020 Market Share
$'s in millions							
1		Bank of America	Charlotte, NC	132	$318	$42,015	16.5%
2	1	Capital One	McLean, VA	69	599	41,338	16.3%
3		Truist	Charlotte, NC	207	178	36,775	14.5%
4		Wells Fargo	San Francisco, CA	132	261	34,408	13.5%
5		PNC	Pittsburgh, PA	138	117	16,158	6.4%
6		Citigroup	New York, NY	31	411	12,740	5.0%
7		United Bankshares	Charleston, WV	55	182	10,022	3.9%
8	2	Eagle	Bethesda, MD	19	480	9,115	3.6%
9	3	Sandy Spring	Olney, MD	43	192	8,263	3.2%
10		Toronto-Dominion	Toronto, Canada	45	148	6,682	2.6%
11		M&T	Buffalo, NY	65	89	5,798	2.3%
12		Atlantic Union	Richmond, VA	13	270	3,515	1.4%
13		Citizens Financial	Providence, RI	8	371	2,966	1.2%
14	4	Burke & Herbert	Alexandria, VA	23	126	2,906	1.1%
15		Workers United	Philadelphia, PA	1	1,960	1,960	0.8%
16	5	Capital One	Rockville, MD	4	460	1,841	0.7%
17	6	John Marshall	Reston, VA	8	227	1,817	0.7%
18	7	Congressional	Chevy Chase, MD	6	289	1,732	0.7%
19		JPMorgan Chase	New York, NY	42	41	1,703	0.7%
20		Blue Ridge	Charlottesville, VA	8	207	1,659	0.7%
21	8	MainStreet	Fairfax, VA	6	247	1,483	0.6%
22		WesBanco	Wheeling, WV	10	113	1,128	0.4%
23	9	Chain Bridge	McLean, VA	1	916	916	0.4%
24	10	Presidential	Leesburg, VA	10	78	778	0.3%
25	11	Freedom	Fairfax, VA	5	124	622	0.2%
		All Other Market Participants		85	958	6,025	2.4%
		Market Total		**1,166**	**$218**	**$254,364**	100.0%

72.2% (top six market share)

- **Market dominated by large banks**
  - Top six have 72% market share
  - Five of six based outside local market
- **Eagle has a significant deposit base with a limited network of branch offices**
  - Contributes to improved efficiency
  - Average deposits per branch up to $537 million (total deposits of $9.7 billion at 18 branches)

Note: Market includes Maryland counties of Montgomery and Prince George's; Virginia counties of Alexandria, Arlington, Fairfax, Fairfax City, Falls Church, Loudoun, Manassas, Manassas Park and Prince William; and the District of Columbia. Data excludes Morgan Stanley's subsidiary E*Trade whose deposits are substantially gathered from outside of the defined market area. Also excludes credit unions.

Source: S&P Global Market Intelligence.

EAGLE BANCORP, INC.

12

ESG - Social 13 Affordable housing • 2nd quarter 2021, Eagle announced $81.2 million in fixed rate acquisition financing to support a key affordable housing project. Bradley Crossing LLC, controlled by the Housing Opportunities Commission of Montgomery County (HOC) • 2nd quarter 2021, construction loan used in conjunction with 4% LIHTC to rehabilitate a 60 unit LIHTC affordable community located in the Barry Farms neighborhood of Southeast Washington, DC. After completion, a HUD FHA Section 223(f) refinance application to exit the bank construction loan. EagleBank Foundation • Annual Fight Against Breast Cancer Golf Classic in October raised more than $420,000. Proceeds from the event continue to support research and outreach programs through partnerships with local hospitals and organizations. Diversity of Board & Senior Management • Board of 10 includes 4 women (including the CEO) and 2 men who identify as Black/African American • Senior Management of 8 includes 2 women and 1 man who identifies as Hispanic Diversity, Equity & Inclusion Council established in 2020 • 16 diverse employees from across the company • Council head is a man who identifies as Black/African American • Executive sponsor is the CEO • Two board members, a woman and a man who identifies as a minority, act as liaison to the Council

$5,716 $5,854 $6,974 $7,224 $9,189 $9,668 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q3 (in m ill io ns ) Deposits Asset growth driven by deposits 14 • Deposit growth has driven asset growth ‒ Deposits up 34% since end of 2019 ‒ Increased liquidity at the bank • Cost of funds ‒ Peaked in 2019 ‒ Down to 35 basis points in 3Q 2021 Note: Assets and deposits are as of period end. Compounded annual growth rate based on 4.75 years.

Loans down, unfunded commitments up 15 • From 3/31/2021 to 9/30/2021 ‒ Unfunded commitments up $347 million ‒ Loans (ex PPP) down $178 million • Lending environment ‒ Both CRE and C&I teams are seeing increased deal flow in the market ‒ Taking a more competitive stance on credit spreads and on high quality loan opportunities • Unfunded Commitments ‒ Success at booking new construction credits as this segment is seeing more opportunities ‒ As construction loans are funded, some of the bank’s excess liquidity will be redeployed Note: Charts are as of period end. Rate Locks are on residential mortgages. $7,305 $6,962 $7,022 $6,784 $455 $565 $238 $67 $5,678 $6,412 $6,991 $7,546 $7,760 $7,527 $7,260 $6,851 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 (in m ill io ns ) Loans HFI Loans excl PPP PPP Loans

Solid capitalization 16 Note: Peers are depository institutions with assets from $7-$15 billion as of September 30, 2021 (excludes savings banks, thrifts and mutuals). Source: S&P Global Market Intelligence. Note: Tangible Common Equity is as of period end. • Capitalization ‒ Tangible common equity levels above peers ‒ Strong earnings continue to supplement capital ‒ Total RBC at 16.59% give us room to lend as economy returns to normal • Dividend increases ‒ 3rd Q 2021: $0.40 per share ‒ 2nd Q 2021: $0.35 per share ‒ 1st Q 2021: $0.25 per share ‒ 4th Q 2020: $0.22 per share • Stock Repurchases ‒ 9/30/2021 YTD: $677 thousand, 13,075 shares • Subordinated notes ‒ 3rd Q 2021: Redeemed $150 million.

Efficiency continues to be a strength



Efficiency Ratio*
40.3%
60.9%
37.8%
59.6%
37.3%
58.1%
40.0%
57.7%
39.2%
57.1%
39.8%
55.2%
2016Y
2017Y
2018Y
2019Y
2020Y
2021 YTD
EagleBancorp
Peer Median

- **Efficiency much better than peers**
  - Focus on higher value business relationships
  - Branches focused on commercial sub-markets
  - Average deposits per branch of $537 million
- **Reductions to non-interest expense**
  - 2nd Q 2021: Closed Chantilly (VA) branch
  - 3rd Q 2021: Closed Dulles (VA) branch
- **Reductions to interest expense**
  - 3rd Q 2021: Redeemed $150 million sub-debt



Net Interest Income
(in millions)
$258
$284
$317
$324
$322
$246
$79
$85
$83
2016Y
2017Y
2018Y
2019Y
2020Y
2021 YTD**
Full year
Q1 2021
Q2 2021
Q3 2021



Non Interest Income
(in millions)
$27
$29
$23
$26
$46
$30
$8
$11
$11
2016Y
2017Y
2018Y
2019Y
2020Y
2021 YTD**
Full year
1Q 2021
2Q 2021
3Q 2021



Non Interest Expense
(in millions)
$115
$119
$127
$140
$144
$110
$36
$35
$38
2016Y
2017Y
2018Y
2019Y
2020Y
2021 YTD**
Full year
Q1 2021
Q2 2021
Q3 2021

Note: Peers are depository institutions with assets from $7-$15 billion as of September 30, 2021 (excludes savings banks, thrifts and mutuals).
Source: S&P Global Market Intelligence.
*Computed by dividing noninterest expense by the sum of net interest income and noninterest income; 2021 YTD is for the nine months ended September 30, 2021, annualized.
**2021 YTD components are rounded and may not add to yearly total.

EAGLE BANCORP, INC.
17

Strong returns 18 • Returns ‒ Return on tangible common equity (non- GAAP) negatively impacted by a higher level of capitalization (TCE/TA 10.68% vs. 8.83% peer median) ‒ Return on average assets continues to outpace peers • PPNR / Average Assets ‒ Down to 1.88% in 2021 YTD on much higher average assets ($1.25 billion higher than 2020Y) *Please refer to the Non-GAAP reconciliation and footnotes in the appendices. See Non-GAAP reconciliation for calculation of annualized PPNR. **For the nine months ended September 30, 2021, annualized. Note: Peers are depository institutions with assets from $7-$15 billion as of September 30, 2021 (excludes savings banks, thrifts and mutuals). Source: S&P Global Market Intelligence.

$21.61 $24.67 $29.17 $32.67 $35.74 $38.39 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q3 Tangible Book Value Per Share Tangible book builds, dividends increases 19 • Tangible book ‒ TBVPS growth of 12.9% (CAGR) from end of 2016 through 9/30/2021 • Dividend ‒ Raised quarterly dividend to $0.40 per share ‒ Dividend yield of 2.76% competitive with peers ‒ 3rd Q 2021 payout ratio 29.4% Note: Chart for Tangible Book Value Per Share is as of period end. Compounded annual growth rate based on 4.75 years.

Asset quality steady, reserves released 20 *For the nine months ended September 30, 2021. **NPAs include loans 90 days past due and still accruing. Note: CECL adoption on January 1, 2020 led to an initial adjustment to the allowance for credit losses of $10.6 million. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. • Credit quality continues to improve ‒ NPAs and charge-offs remain low ‒ Reserve releases in all three quarters of 2021

21 Margin impacted by deposit inflows • Large deposit inflows in 2020 & 2021 lowered margins ‒ Asset mix changed as average loans to average deposits down to 71% (3Q 2021) ‒ In 3Q, average loans were $2.8 billion more than average deposits ‒ 3Q NIM (absent acceleration of interest expense from redemption of sub-debt) was 2.78%* *NIM for 20213Q of 2.78% is adjusted. Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Note: Chart of Average Loans & Average Deposits are as of period end. 2.73% 4.16% 4.15% 4.10% 3.77% 3.19% 2.78% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q3* Net Interest Margin PPP loan sale Net interest margin 4.60% 4.73% 5.09% 5.00% 3.87% 3.08% 5.11% 5.17% 5.54% 5.45% 4.66% 4.54% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q3* Yield on Loans* & Average Earning Assets Yield on Average Earning Assets Yield on Loans $5.3 $5.9 $6.6 $7.3 $7.9 $7.1 $5.4 $5.8 $6.4 $7.2 $8.5 $9.9 $3.0 $5.0 $7.0 $9.0 $11.0 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q3 (in b ill io ns ) Average Loans & Average Deposits Average Loans Average Deposits

Deposits remain elevated 22 *Core deposits include CDAR’s and ICS reciprocal deposits. **Average noninterest bearing deposits to average deposits is 34% for the third quarter of 2021. Note: Chart is as of period end. • Deposit philosophy ‒ Commercial focus drives growth of Noninterest Bearing Demand accounts ‒ Wholesale MM used to enhance cost of funds, not a strategy to replace growth in core deposits ‒ Runoff of higher priced CDs into Money Market

Securities portfolio continues growth 23 • Accelerated pace of investments into securities ‒ Investments up $636 million in 2021 ‒ Weighted average duration moving up to 4.8 years *Includes allowance. Note: Charts are as of period end. Excludes Federal Reserve and Federal Home Loan bank stocks.

Loan growth still challenging 24 • Loan commentary – C&I/Owner Occupied CRE at 33.1% of portfolio is more of a focus than other local banks – C&I Loan Portfolio is predominantly variable rate loans – Owner Occupied Loans are key to small and mid-market relationships – DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy 33.1% Note: Chart is as of period end.

Loan Portfolio - Details

$ in millions		Commercial Real Estate		Construction									
Location	C&I	Owner Occupied CRE	Income Producing CRE	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL (ex PPP)	% of Total (ex PPP)	PPP	Total	Percent of Total
District of Columbia	$281.1	$246.2	$1,096.9	$91.3	$405.2	$38.7	$36.4	$9.8	$2,205.6	32.5%	$18.8	$2,224.4	32.5%
Suburban Washington													
Montgomery	$290.6	$154.4	$567.4	$33.9	$46.6	$3.7	$11.8	$28.2	$1,136.6	16.8%	$18.6	$1,155.2	16.9%
Fairfax	173.0	71.4	373.0	-	39.1	5.1	8.2	6.8	676.6	10.0%	12.2	688.8	10.1%
Prince George's	117.5	126.7	253.0	23.5	30.4	3.0	-	0.9	555.0	8.2%	2.5	557.5	8.1%
Loudoun	42.6	45.5	105.8	7.6	41.7	-	1.2	1.6	246.0	3.6%	0.1	246.1	3.6%
Arlington	90.5	0.4	90.0	5.2	3.8	-	1.5	0.6	192.0	2.8%	0.6	192.6	2.8%
Alexandria	26.0	24.7	73.2	6.0	54.4	-	-	3.2	187.5	0.0	0.1	187.6	2.7%
Prince William	7.6	29.1	67.6	16.5	28.6	-	-	0.8	150.2	0.0	0.5	150.7	2.2%
Frederick	9.4	0.6	59.9	1.9	-	2.4	0.6	0.5	75.3	1.1%	-	75.3	1.1%
Suburban Washington	$757.2	$452.8	$1,589.9	$94.6	$244.6	$14.2	$23.3	$42.6	$3,219.2	47.5%	$34.6	$3,253.8	47.5%
Other Maryland													
Baltimore	$58.0	$29.6	$122.0	$2.3	$1.3	$0.0	$0.0	$0.0	$213.2	3.1%	$0.4	$213.6	3.1%
Anne Arundel	6.8	23.4	120.2	0.7	27.7	-	2.8	0.9	182.5	2.7%	1.1	183.6	2.7%
Eastern Shore	9.5	10.5	71.1	-	0.1	0.1	1.6	-	92.9	1.4%	0.1	93.0	1.4%
Howard	16.4	3.3	31.7	-	-	1.3	0.8	0.9	54.4	0.8%	8.3	62.7	0.9%
Charles	0.6	19.6	0.6	-	-	-	0.3	0.2	21.3	0.3%	-	21.3	0.3%
Other MD	1.8	8.8	17.3	-	2.2	-	-	0.6	30.7	0.5%	-	30.7	0.4%
Other Maryland	$93.1	$95.2	$362.9	$3.0	$31.3	$1.4	$5.5	$2.6	$595.0	8.8%	$9.9	$604.9	8.8%
Other Virginia													
Fauquier	$0.6	-	$9.4	-	-	-	$0.1	$0.3	$10.4	$0.0	$2.0	$12.4	0.2%
Other VA	20.6	$42.3	148.0	$2.6	$23.6	$10.2	0.2	0.4	247.9	3.7%	-	247.9	3.6%
Other Virginia	$21.2	$42.3	$157.4	$2.6	$23.6	$10.2	$0.3	$0.7	$258.3	3.8%	$2.0	$260.3	3.8%
Other USA	$136.6	$141.1	$130.2	$30.9	$29.8	$25.1	$10.8	$1.0	$505.5	7.5%	$2.0	$507.5	7.4%
Total	**$1,289.2**	**$977.6**	**$3,337.3**	**$222.4**	**$734.5**	**$89.6**	**$76.3**	**$56.7**	**$6,783.6**	**100.0%**	**$67.3**	**$6,850.9**	**100.0%**
% of Total (ex PPP)	19.0%	14.4%	49.2%	3.3%	10.8%	1.3%	1.1%	0.8%	100.0%		NA	100.0%	
% of Total	18.8%	14.3%	48.7%	3.2%	10.7%	1.3%	1.1%	0.8%	99.0%		1.0%	100.0%	

33.1%

Note: Data as of September 30, 2021.

EAGLE BANCORP, INC.

25

ADC & CRE Concentration 26 Note: ADC and CRE concentration ratios represents concentration as a percentage of consolidated risk-based capital. CRE excludes owner occupied. Charts and data are as of period end. CRE Details ADC Details $ in millions 2020Y 2021 Q3 Total ADC portfolio $1,378 $1,412 ADC/Total Loans 17.8% 20.6% NPLs/Total ADC 0.60% 0.74% NCOs/Total ADC* 0.21% -0.03% *Periods of less than one year are annualized. $ in millions 2020Y 2021 Q3 Total CRE portfolio $4,618 $4,277 CRE/Total Loans 59.5% 62.4% NPLs/Total CRE 0.70% 0.27% NCOs/Total CRE* 0.12% 0.12% *Periods of less than one year are annualized.

Loan Quality – COVID 19 and Other Metrics 27 • COVID-19 Migration ‒ Beginning in the third quarter of 2020, all loans receiving a second COVID-19 deferral or payment deferral were downgraded to a watch rating, if not already rated as such. ‒ This was done to raise the visibility of these loans within the loan portfolio. After these COVID-19 deferred or modified loans demonstrate six months of payments and sustained performance, they may be considered for removal as a watch rated loan. $ in millions 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 COVID-19 Deferrals and Modifications Loan Balance $1,630 $851 $72 $143 $72 $70 Number of Notes 708 321 36 58 31 6 Percent of Loans HFI 20.3% 10.8% 0.9% 1.9% 1.0% 1.0% Other Loan Metrics Watch rated loans $96 $602 $681 $568 $545 $508 30-89 Days Past Due $20 $26 $104 $72 $4 $12 Total loans HFI $8,022 $7,880 $7,760 $7,527 $7,260 $6,851

Mortgages, FHA & SBA 28 • Mortgages ‒ Locked loans in 2021 were $831 million ‒ 3Q 2021 about 45% re-fi ‒ 2Q 2021 about 55%-60% re-fi ‒ 1Q 2021 about 80% re-fi • FHA Multi-Family ‒ 5 dedicated FTE’s ‒ Group started in 2016 ‒ $3.2 million of trade premiums in 2021 YTD • SBA ‒ 9/30/2020 - Over 1,400 PPP loans totaled $456 million ‒ 5/3/2021 - Sold 849 PPP loans for a purchase price of $169 million ‒ 9/30/2021 - $67.3 million remaining *Locked loans are loans for which an application is received and an interest rate is locked between the prospective borrower and the bank. Not all locked loans close.

Appendices 29

Performance Statistics Summary

Key Ratios (as of or for the period ended)	2016Y	2017Y	2018Y	2019Y	2020Y	2021 YTD*	Peer Median 2021YTD*
Profitability							
Net Interest Margin	4.16%	4.15%	4.10%	3.77%	3.19%	2.91%	3.15%
Efficiency Ratio	40%	38%	37%	40%	39%	40%	55%
Return on Average Assets	1.52%	1.41%	1.91%	1.61%	1.28%	1.56%	1.29%
Return on Average Tangible Common Equity**	14.19%	12.54%	16.63%	13.40%	12.03%	15.21%	15.74%
Asset Quality							
Allowance Loan Losses/Gross Loans	1.04%	1.01%	1.00%	0.98%	1.41%	1.21%	1.25%
NPAs + 90 Days Past Due/Total Assets	0.30%	0.20%	0.21%	0.56%	0.59%	0.31%	NA
Net Charge-Offs to Average Loans (annualized)	0.09%	0.06%	0.05%	0.13%	0.26%	0.22%	0.03%
Reserve/NPLs (Coverage Ratio)	330%	489%	430%	151%	180%	265%	NA
Capital							
Tier 1 Leverage Ratio	10.72%	11.45%	12.10%	11.62%	10.31%	10.58%	9.46%
Tangible Common Equity/Tangible Assets**	10.84%	11.61%	12.11%	12.22%	10.31%	10.68%	8.85%
Total Risk Based Capital Ratio	14.89%	15.02%	16.08%	16.20%	17.04%	16.59%	15.16%
Valuation***						As of 11/4/2021	
Price/LTM Earnings	21.3x	19.8x	11.0x	11.6x	11.1x	10.7x	11.7
Price/Tangible Book Value	282%	235%	167%	149%	126%	151%	1.69%

Note: Peers are depository institutions with assets from $7-$15 billion as of September 30, 2021 (excludes savings banks, thrifts and mutuals). There were 50 depository institutions within that range as of November 4, 2021, and all were included in the peer group. Source: S&P Global Market Intelligence.

*YTD is September 30, 2021 or the nine months ended September 30, 2021 annualized (except where noted).
**Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
***Valuation uses period-end closing stock price except for 2021YTD which uses the closing stock price on November 4, 2021 with EPS for the twelve months ended September 30, 2021 and TBV as of September 30, 2021 .EGBN's stock price was $58.03 per share on November 4, 2021, LTM diluted EPS was $5.43 and TBVPS was $38.39..

EAGLE BANCORP, INC.

30

Historical Balance Sheet 31 $'s in thousands 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 9/30/2021 Compound Growth Rate (4.75 years) Assets Cash and Equivalents $368,163 $190,473 $321,864 $241,973 $1,789,055 $2,500,484 49.7% Securities 559,708 625,592 807,645 878,557 1,191,187 1,820,752 28.2% Total Cash and Securities 927,871 816,065 1,129,509 1,120,530 2,980,242 4,321,236 38.2% Gross Loans HFI 5,677,893 6,411,528 6,991,447 7,545,748 7,760,212 6,850,863 4.0% Less: Loan Loss Reserves 59,074 64,758 69,944 73,658 109,579 82,906 7.4% Loans Held for Sale 51,629 25,096 19,254 56,707 88,205 53,413 0.7% Total Net Loans 5,670,448 6,371,866 6,940,757 7,528,797 7,738,838 6,821,370 4.0% Real Estate Owned 2,694 1,394 1,394 1,487 4,987 5,135 14.5% Total Intangibles 106,947 106,824 105,470 104,542 104,976 105,103 -0.4% Total Servicing Rights 472 388 296 197 138 109 -26.5% Other Assets 181,664 182,492 211,711 233,166 288,621 332,364 13.6% Total Assets $6,890,096 $7,479,029 $8,389,137 $8,988,719 $11,117,802 $11,585,317 11.6% Liabilities Deposits $5,716,114 $5,853,984 $6,974,285 $7,224,391 $9,189,203 $9,668,488 11.7% FHLB Borrowings 0 325,000 0 250,000 350,000 300,000 NM Repurchase Agreements 68,876 76,561 30,413 30,980 26,726 29,401 -16.4% Subordinated Debt 216,514 216,905 217,296 217,687 218,077 69,639 -21.2% Other Liabilities 45,793 56,141 58,202 74,980 92,904 186,092 34.3% Total Liabilities 6,047,297 6,528,591 7,280,196 7,798,038 9,876,910 10,253,620 11.8% Equity Common Equity 845,180 952,188 1,113,216 1,187,722 1,225,392 1,334,013 10.1% Accum. Other Comp. Income (2,381) (1,750) (4,275) 2,959 15,500 (2,316) -0.6% Total Stockholders Equity 842,799 950,438 1,108,941 1,190,681 1,240,892 1,331,697 10.1% Total Liabilities and Equity $6,890,096 $7,479,029 $8,389,137 $8,988,719 $11,117,802 $11,585,317 11.6%

Historical Income Statement

$ in thousands, except per share data	2016Y	2017Y	2018Y	2019Y	2020Y	2021 YTD*	Compound Growth Rate 2016 to YTD Annualized**
Total Interest Income	$285,805	$324,034	$393,286	$429,630	$389,986	$278,266	5.4%
Total Interest Expense	27,641	40,147	76,293	105,585	68,424	31,938	9.0%
Net Interest Income	258,164	283,887	316,993	324,045	321,562	246,328	4.9%
Provision for Credit Losses	11,331	8,971	8,660	13,091	45,571	(14,409)	NM
Provision for Unfunded Commitments	-	-	-	-	1,380	(487)	NM
Service Charges on Deposits	5,821	6,364	7,014	6,247	4,416	3,303	-5.4%
Gain/Loss on Sale of Loans	11,563	9,276	5,963	8,474	22,089	11,988	6.7%
Gain/Loss on Sale of Securities	1,194	542	97	1,517	1,815	2,058	18.1%
BOLI Revenue	1,554	1,466	1,507	1,703	2,071	1,429	4.2%
Other Noninterest Income	7,152	11,725	8,005	7,758	15,305	11,033	15.5%
Total Noninterest Income	27,284	29,373	22,586	25,699	45,696	29,811	7.8%
Salaries and Employee Benefits	67,010	67,129	67,734	79,842	74,440	63,790	4.9%
Premises and Equipment Expenses	15,118	15,632	15,660	14,387	15,715	11,121	-0.4%
Marketing and Advertising	3,495	4,095	4,566	4,826	4,278	2,879	1.9%
Data Processing	7,747	8,220	9,714	9,412	10,702	8,451	7.8%
Legal, Accounting and Professional Fees	3,673	5,053	9,742	12,195	16,406	8,523	25.3%
FDIC Insurance	2,718	2,554	3,512	3,206	7,941	5,586	22.3%
Other Noninterest Expenses	15,254	15,869	15,783	15,994	14,680	9,506	-3.6%
Total Noninterest Expense	115,015	118,552	126,711	139,862	144,162	109,856	5.0%
Net Income Before taxes	159,102	185,736	204,208	196,791	176,145	181,179	8.7%
Income taxes	61,395	85,504	51,932	53,848	43,928	46,108	0.0%
Net Income	$97,707	100,232	$152,276	$142,943	$132,217	$135,071	13.0%
Earnings per Share - Diluted	$2.86	$2.92	$4.42	$4.18	$4.08	$4.22	

*YTD is the nine months ended September 30, 2021.
**Compounded growth rate uses 2016Y to the nine months ended September 30, 2021 annualized.

EAGLE BANCORP, INC.

32

Loan Portfolio – Income Producing CRE

$ in millions

Location	Hotel/ Motel	Industrial	Mixed Use	Multi-Family	Office & Office Condo	Retail	Family & Res. Condo	Other	Total	% of Total
District of Columbia	$184.8	$14.4	$263.2	$195.0	$106.1	$79.0	$78.6	$175.8	$1,096.9	32.9%
Suburban Washington										
Montgomery	$43.9	$16.9	$76.6	$103.0	$237.1	$11.0	$8.3	$70.6	$567.4	17.0%
Fairfax	-	0.3	13.9	1.0	190.3	64.2	12.0	91.3	373.0	11.2%
Prince George's	76.5	2.2	3.5	8.3	45.5	64.5	1.4	51.1	253.0	7.6%
Loudoun	-	15.6	-	-	37.0	5.5	0.5	47.2	105.8	3.2%
Arlington	46.4	-	-	0.2	37.1	-	6.3	-	90.0	2.7%
Alexandria	-	-	7.3	-	46.4	17.7	0.8	1.0	73.2	2.2%
Prince William	26.6	3.3	-	-	5.9	6.9	0.7	24.2	67.6	2.0%
Frederick	-	2.1	0.5	-	5.8	41.5	1.2	8.8	59.9	1.8%
Suburban Washington	$193.4	$40.4	$101.8	$112.5	$605.1	$211.3	$31.2	$294.2	$1,589.9	47.6%
Other Maryland										
Baltimore	$14.9	$1.1	$82.3	$1.0	$6.3	$5.1	$1.8	$9.5	$122.0	3.7%
Anne Arundel	9.7	6.4	24.2	47.6	1.8	7.1	-	23.4	120.2	3.6%
Eastern Shore	56.7	-	-	7.1	1.7	0.5	2.5	2.6	71.1	2.1%
Howard	-	6.3	-	-	2.1	9.0	3.5	10.8	31.7	0.9%
Charles	-	-	-	-	-	0.6	-	-	0.6	0.0%
Other MD	-	15.5	-	1.3	-	0.5	-	-	17.3	0.5%
Other Maryland	$81.3	$29.3	$106.5	$57.0	$11.9	$22.8	$7.8	$46.3	$362.9	10.9%
Other Virginia										
Fauquier	-	-	-	-	$6.4	$3.0	-	-	$9.4	0.3%
Other VA	0.8	0.2	5.5	38.3	47.8	36.6	6.2	12.6	148.0	4.4%
Other Virginia	0.8	$0.2	$5.5	$38.3	$54.2	$39.6	$6.2	$12.6	$157.4	4.7%
Other USA	2.9	-	0.4	74.6	3.6	8.1	4.8	35.8	130.2	3.9%
Total	**$463.2**	**$84.3**	**$477.4**	**$477.4**	**$780.9**	**$360.8**	**$128.6**	**$564.7**	**$3,337.3**	**100.0%**
% of Total	13.9%	2.5%	14.3%	14.3%	23.4%	10.8%	3.9%	16.9%	100.0%	

Note: Data as of September 30, 2021

EAGLE BANCORP, INC.

33

Loan Portfolio – CRE Construction

$ in millions Location	Single & 1-4 Family	Multi-Family	Office & Office Condo	Hotel/ Motel	Mixed Use	Retail	Residential Condo	Other	Total	% of Total
District of Columbia	$35.6	$205.6	$54.4	$0.0	$58.4	$3.9	$31.8	$15.5	$405.2	55.2%
Suburban Washington										
Montgomery	$19.2	$7.2	$19.4	$0.0	$0.0	$0.0	$0.4	$0.4	$46.6	6.3%
Fairfax	25.1	-	-	-	3.4	-	-	10.6	39.1	5.3%
Prince George's	2.2	15.7	-	12.5	-	-	-	-	30.4	4.1%
Loudoun	-	-	-	-	3.0	-	-	38.7	41.7	5.7%
Arlington	3.8	-	-	-	-	-	-	-	3.8	0.5%
Alexandria	1.2	39.7	-	4.6	-	-	8.9	-	54.4	7.4%
Prince William	0.5	-	-	-	-	-	-	28.1	28.6	3.9%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Suburban Washington	$52.0	$62.6	$19.4	$17.1	$6.4	$0.0	$9.3	$77.8	$244.6	33.3%
Other Maryland										
Baltimore	$1.0	$0.0	$0.0	$0.0	$0.3	$0.0	$0.0	$0.0	$1.3	0.2%
Anne Arundel	-	-	-	-	27.7	-	-	-	27.7	3.8%
Eastern Shore	0.1	-	-	-	-	-	-	-	0.1	0.0%
Howard	-	-	-	-	-	-	-	-	-	0.0%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	-	-	-	2.2	-	-	-	2.2	0.3%
Other Maryland	$1.1	$0.0	$0.0	$0.0	$30.2	$0.0	$0.0	$0.0	$31.3	4.3%
Other Virginia										
Fauquier	-	-	-		-		-	-	-	0.0%
Other VA	23.6	-	-	-	-	-	-	-	23.6	3.2%
Other Virginia	$23.6	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$23.6	3.2%
Other USA	1.3	-	-	15.6	-	-	-	12.9	29.8	4.1%
Total	**$113.6**	**$268.2**	**$73.8**	**$32.7**	**$95.0**	**$3.9**	**$41.1**	**$106.2**	**$734.5**	**100.0%**
% of Total	15.5%	36.5%	10.0%	4.5%	12.9%	0.5%	5.6%	14.5%	100.0%	
Renovation	$20.4	$51.3	$23.4	$0.0	$13.9	$0.6	$6.3	$16.2	$132.1	
Ground-Up	93.2	216.9	50.4	32.7	81.1	3.3	34.8	90.0	602.4	

Note: Data as of September 30, 2021

EAGLE BANCORP, INC.

34

Non-GAAP Reconciliation (unaudited)

$ in thousands, except per share data	For the Year or Year-end							For the Period or Period-end			
	2000Y	2010Y	2016Y	2017Y	2018Y	2019Y	2020Y	2021 YTD	2021Q1	2021Q2	2021Q3
Common shareholders' equity	$15,522	$182,134	$842,799	$950,438	$1,108,941	$1,190,681	$1,240,891	$1,331,697	$1,260,833	$1,306,336	$1,331,697
Less: Intangible assets	-	(4,035)	(107,419)	(107,212)	(105,766)	(104,739)	(105,114)	(105,103)	(105,179)	(105,148)	(105,103)
Tangible common equity	**$15,522**	**$178,099**	**$735,380**	**$843,226**	**$1,003,175**	**$1,085,942**	**$1,135,777**	**$1,226,594**	**$1,155,654**	**$1,201,188**	**$1,226,594**
Per share											
Book value	$2.63	$8.41	$24.77	$27.80	$32.25	$35.82	$39.05	$41.68	$39.45	$40.87	$41.68
Less: Intangible book value	-	(0.20)	(3.16)	(3.13)	(3.08)	(3.15)	(3.31)	(3.29)	(3.29)	(3.29)	(3.29)
Tangible book value	**$2.63**	**$8.21**	**$21.61**	**$24.67**	**$29.17**	**$32.67**	**$35.74**	**$38.39**	**$36.16**	**$37.58**	**$38.39**
Total assets			$6,890,097	$7,479,029	$8,389,137	$8,988,719	$11,117,802	$11,585,317	$11,127,864	$10,960,718	$11,585,317
Less: Intangible assets			(107,419)	(107,212)	(105,766)	(104,739)	(105,114)	(105,103)	(105,179)	(105,114)	(105,103)
Tangible assets			**$6,782,678**	**$7,371,817**	**$8,283,371**	**$8,883,980**	**$11,012,688**	**$11,480,214**	**$11,022,685**	**$10,855,604**	**$11,480,214**
Tangible common equity ratio			**10.84%**	**11.44%**	**12.11%**	**12.22%**	**10.31%**	**10.68%**	**10.48%**	**11.07%**	**10.68%**
Average											
Common shareholders' equity			$796,400	$906,169	$1,022,642	$1,172,051	$1,204,341	$1,292,223	$1,254,780	$1,290,029	$1,331,022
Less: Intangible assets			(107,981)	(107,117)	(106,806)	(105,167)	(104,903)	(105,152)	(105,164)	(105,165)	(105,126)
Tangible common equity			**$688,420**	**$799,052**	**$915,836**	**$1,066,884**	**$1,099,438**	**$1,187,071**	**$1,149,616**	**$1,184,864**	**$1,225,896**
Net Income			$97,707	$100,232	$152,276	$142,943	$132,217	$135,071	$43,469	$47,993	$43,609
Average tangible common equity			$688,420	$799,052	$915,836	$1,066,884	$1,099,438	$1,187,071	$1,149,616	$1,184,864	$1,225,896
Return on Avg. Tangible Common Equity			**14.19%**	**12.54%**	**16.63%**	**13.40%**	**12.03%**	**15.21%**	**15.33%**	**16.25%**	**14.11%**
Net interest margin											
Net interest income										$84,632	$79,045
Less: PPP accelerated net deferred fees and costs										(4,667)	-
											1,313
Adjusted net interest income										**$79,965**	**$80,358**
Average interest earning assets										$11,153,012	$11,486,280
Net interest margin										3.04%	2.73%
Net interest margin, exluding PPP accelerated net deferred fees and costs										**2.88%**	**2.78%**

Note: Per share data is adjusted for - 5:4 stock split 3/31/2000, 7:5 stock split 6/15/2001, 1.3:1 stock split 2/28/2005; 1.3:1 stock split 7/5/2006; 10% stock dividend 10/1/2008 and 10% stock dividend 6/14/2013.

EAGLE BANCORP, INC.

35

36 Non-GAAP Reconciliation (unaudited) $ in thousands 2016Y 2017Y 2018Y 2019Y 2020Y 2021 YTD** Efficiency Ratio Net interest income $258,165 $283,887 $316,993 $324,045 $321,652 $246,328 Noninterest income 27,284 29,372 22,586 25,699 45,696 29,811 Revenue $285,449 $313,259 $339,579 $349,744 $367,348 $276,139 Noninterest expense $115,016 $118,552 $126,711 $139,862 $144,162 $109,856 Efficiency ratio 40.3% 37.8% 37.3% 40.0% 39.2% 39.8% For the Year $ in thousands Average Average Balance Interest Yield Loan Yield, Adjusted Loan Yield (GAAP) $7,055,621 $81,540 4.59% Less: PPP interest income (non-GAAP) (140,676) (2,371) 6.69% Adjusted loan yield (non-GAAP) $6,914,945 $79,169 4.54% September 30, 2021 For the Quarter Ended $ in thousands 3/31/2021 9/30/2021 Total loans, excluding loans held for sale $7,526,689 $6,850,863 Less: PPP loans (non-GAAP) (565,018) (67,311) Total loans, excluding loans held for sale and PPP loans (non-GAAP) $6,961,671 $6,783,552 Change ($178,119) For the Quarter

Non-GAAP Reconciliation (unaudited)

$ in thousands	For the Year					
	2016Y	2017Y	2018Y	2019Y	2020Y	2021 YTD**
Income statement						
Net interest income	$258,165	$283,887	$316,993	$324,045	$321,562	$246,328
PPP accelerated net income (Non-GAAP)	-	-	-	-	-	($4,667)
Add: Accelerated interest expense on redemption of sub-debt						$1,313
Adjusted net interest income	$258,165	$283,887	$316,993	$324,045	$321,562	$242,974
Non-interest income	27,284	29,372	22,586	25,699	45,696	29,811
Non-interest expense	(115,016)	(118,552)	(126,711)	(139,862)	(144,162)	(109,856)
Pre-provision net revenue ("PPNR")	**$170,433**	**$194,707**	**$212,868**	**$209,882**	**$223,096**	**$162,929**
Annualized	-	-	-	-	-	*217,835*
Average assets	**$6,436,774**	**$7,089,211**	**$7,958,941**	**$8,853,066**	**$10,349,963**	**$11,600,210**
PPNR to Average assets	**2.65%**	**2.75%**	**2.67%**	**2.37%**	**2.16%**	**1.88%**

*YTD through June 30, 2021. Annualized based on actual days (273 days).

Note: Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, annualized return on average tangible common equity, and pre-provision net revenue to average assets ("PPNR/AA") are non-GAAP financial measures derived from GAAP based amounts.

The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders' equity.
The Company calculates PPNR/AA by dividing pre-provision net revenue (which is calculated as the sum of net interest income and non interest income, less non interest expense) by average assets.

The Company considers these calculations to provide important information to shareholders, management and other interested parties as: tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful to evaluate capital adequacy and to compare against other financial institutions; tangible book value and annualized return on tangible common equity are useful in comparing pricing multiples based on tangible book value and to compare against other financial institutions; and PPNR/AA provides an analysis of the Company on an operating basis, absent provisions to the allowance for credit losses which can fluctuate significantly from period-to-period under the adopted CECL methodology.

EAGLE BANCORP, INC.
37